SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 16, 2002
                        (Date of earliest event reported)



                            eLEC COMMUNICATIONS CORP.
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             (Exact name of Registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


      0-4465                                                     13-2511270
---------------------                                        -------------------
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)


                  543 Main Street, New Rochelle, New York 10801
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               (Address of Principal Executive Offices) (Zip Code)


                                 (914) 632-8005
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

                  Exhibit Number         Exhibit Title
                  --------------         -------------
                  99.1                   Transmittal Letter
                  99.2                   Certification of Principal Executive
                                         Officer and Principal Financial Officer

Item 9.  Regulation FD Disclosure

     On October 16, 2002, eLEC Communications Corp. (the "Company") filed its Quarterly Report on Form 10-QSB for the fiscal quarter ended August 31, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter and certification of the Company's Chief Executive Officer and principal accounting officer, Paul Riss, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. ss.1350, attached as exhibits hereto.

     The transmittal letter and certification attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended August 31, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            eLEC COMMUNICATIONS CORP.


Date:  October 16, 2002                     By: /s/ Paul Riss
                                                ---------------------------
                                                Name:    Paul Riss
                                                Title:   Chief Executive Officer

                                  EXHIBIT INDEX


         Exhibit Number    Exhibit Title
         --------------    -------------
         99.1              Transmittal Letter
         99.2              Certification of Principal Executive Officer and
                              Principal Financial Officer